UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 3, 2026

AMICUS THERAPEUTICS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-33497	71-0869350
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Hulfish Street, Princeton, New Jersey 08542
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (609) 662-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FOLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Amicus Therapeutics, Inc., a Delaware corporation (the “Company” or “Amicus”) held virtually via live webcast on March 3, 2026 (the “Special Meeting”), the Company’s stockholders voted to approve the Company’s pending acquisition by BioMarin Pharmaceutical Inc., a Delaware corporation (“Parent”).

As of the record date, January 28, 2026, there were 313,918,463 shares of Company common stock eligible to be voted at the Special Meeting. At the Special Meeting, 234,785,243 shares, or approximately 74.79% of all outstanding shares of Company common stock eligible to be voted at the Special Meeting, were present either in person or by proxy. At the Special Meeting, the Company’s stockholders voted on the proposals listed below, with the Board of Directors of the Company recommending a vote “FOR” each of these proposals, as further described in the definitive proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on February 2, 2026 (the “Definitive Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Merger Proposal

To adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated December 19, 2025, by and among the Company, Parent, and Lynx Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), and the Company will become a direct or indirect wholly owned subsidiary of Parent.

The following votes were cast at the Special Meeting (in person or by proxy) and the Merger Proposal was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
234,593,492	119,194	72,557	0

Proposal 2: The Compensation Proposal

To approve, on a non-binding, advisory basis, the payment of certain compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger.

The following advisory votes were cast at the Special Meeting (in person or by proxy) and the Compensation Proposal was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
209,150,012	24,282,220	1,353,011	0

The Merger Proposal and the Compensation Proposal were approved. The proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes in favor of the adoption of the Merger Agreement, was not voted upon at the Special Meeting since there were sufficient votes to approve the Merger Proposal.

No other business properly came before the Special Meeting.

The approval of the Merger Proposal satisfies the stockholder approval condition to the consummation of the Merger under the Merger Agreement. In addition, as previously disclosed, on February 11, 2026, the U.S. Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Completion of the pending transaction with Parent remains subject to the satisfaction or waiver of other customary closing conditions, including the receipt of any clearance, consent or affirmative approval applicable to the transaction under antitrust laws and foreign direct investment laws of any non-U.S. or supranational governmental bodies listed in the confidential disclosure schedule delivered by the Company to Parent in connection with the execution of the Merger Agreement, including for certain European countries and the Japanese competition authority. The transaction is expected to close in the second quarter of 2026, subject to regulatory clearances and other customary closing conditions.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements Disclaimer

This Current Report contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements about the anticipated timing of closing of the proposed acquisition of Amicus by Parent (the “Transaction”) in the second quarter of the calendar year 2026. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transaction and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction (or only grant approval subject to adverse conditions or limitations); the effects of the Transaction on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transaction adversely affects employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Parent may not realize the potential benefits of the Transaction, including the possibility that the expected benefits from the proposed Transaction will not be realized or will not be realized within the expected time period and that Parent and Amicus will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transaction; risks that the Transaction disrupts current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Amicus’ products; changes in Amicus’ business during the period between announcement and closing of the Transaction; any legal proceedings and/or regulatory actions that may be instituted related to the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transaction; actual or contingent liabilities; the effects of the Transaction (or the announcement thereof) on Amicus’ and Parent’s stock price and/or operating results; and the other risks and uncertainties discussed in Amicus’s periodic reports filed with the SEC, including Amicus’ quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transaction, are more fully discussed in the Definitive Proxy Statement filed with the SEC in connection with the Transaction. The list of factors presented in the foregoing is not complete and you should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Amicus and Parent, and, except as required by applicable law, Amicus and Parent disclaim any obligation to update the information contained in this Current Report as new information becomes available. All forward-looking statements in this Current Report or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amicus Therapeutics, Inc.
Dated: March 3, 2026	By:	/s/ Ellen S. Rosenberg
Name: Ellen S. Rosenberg
Title: Chief Legal Officer and Corporate Secretary